Summary Prospectus September 17, 2025

Pictet AI & Automation ETF

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.
Ticker Symbol: PBOT

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.pictet.com/etf. You can also get this information at no cost by calling (855) 994-4778 or by email at usa_etfs@pictet.com. The Fund’s prospectus and statement of additional information, each dated September 17, 2025, each as may be revised and/or supplemented from time to time, are incorporated by reference into this summary prospectus.

Investment Objective

The Pictet AI & Automation ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%
Distribution and service (12b-1) fees	0.00%
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.70%

[1]	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$72	$224

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. The Fund is new and does not yet have a portfolio turnover rate to disclose.

Summary Prospectus September 17, 2025	1 of 9	The 2023 ETF Series Trust

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in global equity securities of artificial intelligence (“AI”) and automation companies. In selecting investments for the Fund, Pictet Asset Management S.A., the Fund’s investment adviser (the “Adviser”), focuses on companies that have a distinct link to artificial intelligence and/or automation as measured by the proportion of the company (e.g., sales, EBITDA, enterprise value, Capex, or other relevant metrics) that contributes to and benefits from the value chain in artificial intelligence, robotics, cybersecurity, semiconductors, and software; this includes companies that produce the essential hardware and services, as well as those providing technologies that enable robots to sense, process, communicate, and act; companies that redefine, optimize and automate enterprise workflows; companies that change the way we interact with each other and consume, and those that develop robotics and automation solutions aimed at consumer and service applications for everyday life (“AI and Automation Companies”). The Fund is expected to have significant exposure to securities of issuers in the information technology, industrials, communication services, and consumer discretionary sectors. Further, the Fund will, in the aggregate, invest more than 25% of its assets in securities of companies in the industries comprising the information technology sector.

The Adviser seeks to achieve the Fund’s investment objective by outperforming (net of fees) the MSCI All Country World Index net total return USD over a full market cycle. The Fund’s investment process includes two stages. In the first stage, the Adviser employs a selection process to create the investable universe for the Fund based on a proprietary thematic screen that selects AI and Automation Companies based on the criteria described above.

In the second stage, the Adviser employs a three-step process to create the final portfolio. The first step involves an initial assessment based on the “theme factor”, which considers a company’s exposure to artificial intelligence and automation, liquidity, and volatility. The second step involves targeted fundamental analysis where the Adviser takes into account the “company factor,” which includes the company’s business franchise, management quality, and financial attractiveness, integrating sustainability factors in each company’s assessment. The third step is portfolio construction, where stocks are weighed based on the research and highest convictions of the portfolio managers, taking into account the theme factor, company factor, and factor risks, industry risks, and macro risks. The final portfolio is a combination of the highest convictions resulting from the investment process.

The Adviser generally sells portfolio investments when a price target (where defined) has been reached, or if the Adviser’s conviction level is deteriorating. Ultimately, it is at the discretion of the Adviser to determine when to sell a security.

In managing the Fund’s assets, the Adviser invests in exchange-listed securities of companies located in developed and emerging market countries around the world. The securities the Fund invests in include common and preferred stocks, securities convertible or exchangeable into common stocks, warrants, rights to purchase common stocks, real estate investment trusts (“REITs”), participation certificates, and depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)). The Fund may invest in companies of any market capitalization.

The Fund may invest in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). The Fund may also invest in debt securities of companies in developed and emerging market countries.

The investment process considers relevant sustainability factors which may have a positive or a negative effect on the returns of the Fund’s portfolio. Sustainability factors include risks and opportunities covering topics on climate transition and adaptation as well as environmental, social and governance aspects of companies, including transition risks (arising from the shift to a low-carbon economy), physical risks (stemming for example from global warming, extreme weather events, wildfires), environmental risks (such as resource depletion and pollution), social risks (including poor labor standards and human rights violations), and governance risks (resulting from weak corporate structures such as malfunctioning boards, inadequate remuneration structures, abuses of minority shareholders or bondholders’ rights, deficient controls, aggressive tax planning and accounting practices, or lack of business ethics). These risks and opportunities are addressed through a combination of portfolio management decisions, exclusion of issuers associated with controversial conduct or activities, and active ownership activities. Sustainability factors deemed material to the Fund are at the discretion of the Adviser.

In addition, other key ESG features of the Fund are:

●	The Fund adopts an exclusion policy for direct investments deemed incompatible with the Adviser’s approach to responsible investment and excludes issuers that:

(i.)	are involved in the production nuclear weapons in countries that are not signatories to the Treaty on the Non-Proliferation

Summary Prospectus September 17, 2025	2 of 9	The 2023 ETF Series Trust

of Nuclear Weapons (NPT), and in the production of other controversial weapons;

(ii.)	derive a significant portion of their revenue from activities detrimental to society or the environment such as thermal coal extraction; and

(iii.)	in the Adviser’s view, severely violate the UN Global Compact principles on human rights, labor standards, environmental protection and anti-corruption.

●	The Adviser ensures that voting rights are exercised methodically;

●	The Adviser may engage with issuers in order to positively influence ESG practices;

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest in the securities of a smaller number of issuers than a diversified fund.

Principal Risks of Investing in the Fund

The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. Many factors can affect this value, and you may lose money by investing in the Fund or your investment in the Fund could underperform other investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

●

Artificial Intelligence and Automation Companies Risk. The Fund invests primarily in the equity securities of artificial intelligence and automation companies and, as such, is particularly sensitive to risks to those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Securities of artificial intelligence and automation companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Artificial intelligence and automation companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Artificial intelligence companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.

●

Risks Relating to Companies Focused on Robotics, Cybersecurity, Semiconductors and Software. The Fund may be particularly sensitive to the risks affecting companies focused on robotics, cybersecurity, semiconductors and software. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, rapidly changing technologies, rapid obsolescence of products and services, increasing regulatory scrutiny, and changes in government regulatory requirements. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. These companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies.

●

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of a security may decline for a number of reasons that may directly relate to the issuer as well as due to general industry or market conditions. Common stock is subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

●

Foreign Securities Risk. The Fund invests in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign

Summary Prospectus September 17, 2025	3 of 9	The 2023 ETF Series Trust

currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

●

Foreign Currency Risk. The Fund may invest in non-U.S. dollar denominated securities of foreign issuers. Where a fund’s NAV is determined in U.S. dollars and the fund invests in non-U.S. dollar denominated securities, the fund’s NAV could decline if the currency of the non-U.S. market in which the fund invests depreciates against the U.S. dollar, even if the value of the fund’s holdings, measured in the foreign currency, increases. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. Emerging markets may be susceptible to greater currency fluctuations and greater volatility in currency exchange rates than more developed markets.

●

Security Pricing Risk. The risk of uncertainty of price changes. Usually, the higher the volatility of an asset or instrument, the higher its risk. The prices for securities in which the Fund invests may change significantly in short-term periods.

●

Investment Restrictions Risk. The risk arising from governmental capital controls or restrictions that may negatively impact the timing and amount of capital being divested. In some cases, the Fund may not be able to withdraw investments made in some countries. Governments may change restrictions on foreign ownership of local assets, including but not limited to restrictions on sectors, individual and aggregate trading quotas, percentage of control and type of shares available to foreigners. The Fund may not be able to implement their strategies due to restrictions.

●

Rights and Warrants Risk. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. A warrant or a right may become worthless unless exercised or sold before expiration. For example, if the market price of the common stock related to the warrant or right does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant or right may be greater than the percentage increase or decrease in the value of the underlying common stock.

●

Real Estate Investment Trusts (REITs) Risk. There are special risk considerations associated with investing in the real estate industry securities such as REITs and the securities of companies principally engaged in the real estate industry. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of an ETF investing in the Real Estate Industry.

●

Depositary Receipts Risk. Depositary receipts (such as ADRs, GDRs and EDRs) are instruments that represent shares in companies trading outside the markets in which the depositary receipts are traded. Accordingly, whilst the depositary receipts are traded on Recognized Exchanges, there may be other risks associated with such instruments to consider for example the shares underlying the instruments may be subject to political, inflationary, exchange rate or custody risks.

●

Sustainability & ESG Data Risk. The risk arising from any environmental, social or governance events or conditions that, were they to occur, could cause a material negative impact on the value of the investment.

The set of sustainability risks below are relevant to the Adviser’s investment strategies, as the Fund integrates sustainability risks. When selecting and monitoring investments, these sustainability risks are systematically considered along with all other risks deemed relevant for the Fund, taking into account its investment policy / strategy.

o

Transition Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the transition to a low carbon economy due to their involvement in exploration, production, processing, trading and sale of fossil fuels, or their dependency upon carbon intensive materials, processes, products and services. Transition risk may result from several factors, including rising costs and/or limitation of greenhouse gas emissions, energy-efficiency requirements, reduction in fossil fuel demand or shift to alternative energy sources, due to policy, regulatory, technological and market demand changes. Transition risks may negatively affect the value of investments by impairing assets or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

Summary Prospectus September 17, 2025	4 of 9	The 2023 ETF Series Trust

o

Physical Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the physical impacts of climate change. Physical risk includes acute risks arising from extreme weather events such as storms, floods, droughts, fires or heatwaves, and chronic risks arising from gradual changes in the climate, such as changing rainfall patterns, rising sea levels, ocean acidification, and biodiversity loss. Physical risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

o

Environmental Risk. The risk posed by the exposure to issuers that may potentially be causing or affected by environmental degradation and/or depletion of natural resources. Environmental risk may result from air pollution, water pollution, waste generation, depletion of freshwater and marine resources, loss of biodiversity or damages to ecosystems. Environmental risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

o

Social Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by social factors such as poor labor standards, human rights violations, damages to public health, data privacy breaches, or increased inequalities. Social risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

o

Governance Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by weak governance structures. For companies, governance risk may result from malfunctioning boards, inadequate remuneration structures, abuses of minority shareholders or bondholders’ rights, deficient controls, aggressive tax planning and accounting practices, or lack of business ethics. For countries, governance risk may include governmental instability, bribery and corruption, privacy breaches and lack of judicial independence. Governance risk may negatively affect the value of investments due to poor strategic decisions, conflicts of interest, reputational damages, increased liabilities or loss of investor confidence.

o

ESG Data Risk. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable. As a result, there is a risk that the Adviser may incorrectly assess a security or issuer, resulting in the incorrect inclusion or exclusion of a security in the Fund’s portfolio. Incomplete, inaccurate, or unavailable ESG data may also act as a methodological limitation to a non-financial investment strategy (such as the application of ESG criteria or similar). The Adviser will seek to mitigate this risk through its own assessment. In the event that the ESG characteristics of a security held by the Fund change, resulting in the security being sold, neither the Fund, nor the Adviser accept liability in relation to such change.

As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

●

Emerging Markets Risk. Investing in securities of issuers located in emerging market countries generally is riskier than investing in securities of issuers located in foreign developed countries due to lower liquidity, market manipulation concerns, limited reliable access to capital, and differing company organizational structures. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets. Additionally, certain jurisdictions do not provide the Public Company Accounting Oversight Board (PCAOB) with sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, potentially exposing investors in U.S. capital markets to significant risks. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance.

●

Active Management Risk. The risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

●

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical and other events (e.g., wars, pandemics, sanctions and terrorism) will disrupt securities markets, adversely affect the general economy or particular economies and markets and exacerbate the effects of other risks to which the Fund is subject, thereby reducing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies and industries. Terrorism in the United States and around the world has increased geopolitical risk, and terrorist attacks could result in the closure of securities markets or other disruptions. Securities markets are susceptible to market manipulation or other

Summary Prospectus September 17, 2025	5 of 9	The 2023 ETF Series Trust

fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them held by the Fund. Fraud and other deceptive practices committed by an issuer of securities held by the Fund, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud contributes to overall market volatility, which can adversely affect the Fund’s investment program.

●

Industry Concentration Risk. The Fund concentrates its investments in the industries comprising the information technology sector. The Fund is therefore subject to greater risk of loss as a result of adverse economic, business, political, environmental or other developments affecting those industries.

o

Information Technology Industries Risk. The stock prices of technology and technology-related companies and therefore the value of the Fund may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

●

Sector Focus Risk. Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. While the Fund’s sector exposure is expected to vary over time, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the Fund may have exposure over time and should not be relied on as such.

o

Communication Services Sector Risk. Market or economic factors impacting companies in the Communication Services Sector that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of communication services companies and companies that rely heavily on technology is particularly vulnerable to research and development costs, substantial capital requirements, product and services obsolescence, government regulation, and domestic and international competition, including competition from foreign competitors with lower production costs. Stocks of communication services companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the Communication Services Sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. While all companies may be susceptible to network security breaches, certain companies in the Communication Services Sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

o

Consumer Discretionary Sector Risk. To the extent that the Fund invests a substantial portion of its assets in the consumer discretionary sector, the Fund will be particularly susceptible to the risks associated with companies operating in such sector. Companies in the consumer discretionary sector are subject to risks, including fluctuations in the performance of the overall domestic and international economy, shipment and supply chain disruptions, interest rate changes, currency exchange rates, increased competition and consumer confidence. Performance of such companies may also be adversely affected by factors such as reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.

o

Industrials Sector Risk. The Industrials Sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

o

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

●

Special Purpose Acquisition Companies Risk. SPACs are publicly traded corporations formed at the initiative of a sponsor, with the intention to acquire a business, thus providing an alternative to traditional IPOs. A SPAC IPO is often structured to offer investors a unit of securities consisting of shares of common stock and warrants, to finance the acquisition. The structure of SPAC transactions can be complex. The risk of conflict of interests at sponsor level is inherent in any SPAC transaction, SPAC sponsors benefit more than investors from the SPAC’s completion of an initial business combination and may have an incentive

Summary Prospectus September 17, 2025	6 of 9	The 2023 ETF Series Trust

to complete a transaction on terms that may be less favorable to investors. There is possible future dilution arising from the payment of the sponsors’ fees in shares, the exercise of warrants and/or in relation to the financing of the acquisition. A SPAC may identify in its IPO prospectus a specific industry or business that it will target as it seeks to combine with an operating company, however there is uncertainty on the identification of the target company during the initial IPO. Investments in SPACs may be exposed to greater liquidity risk.

●

Preferred Stock Risk. Preferred stock is subordinated to bonds and other debt instruments in a company’s capital structure and, therefore, will be subject to greater credit risk than those debt instruments. In addition, preferred stock is subject to other risks such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments, and possibly being in heavily regulated industries.

●

Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.

●

Participation Certificates Risk. Participation certificates represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. The risks of investing in participation certificates includes foreign investment risk. Participation certificates also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a participation certificate must rely on the creditworthiness of the bank or broker who issues the participation certificate, and these notes do not have the same rights as a shareholder of the underlying foreign security.

●

Market Capitalization Risk. Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

●

Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund’s yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

●	Tax Risk. The risk of loss incurred by changes in tax regimes, loss of tax status or advantages. This may impact the Fund’s strategy, asset allocation and net asset value.

●	ETF-Related Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks:

o

Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Summary Prospectus September 17, 2025	7 of 9	The 2023 ETF Series Trust

o

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, typically only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above NAV, or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to net asset value (“NAV”) or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

o

Trading Risk. Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above (premium) or below (discount) their NAV. In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

o

National Closed Market Trading Risk. To the extent that the underlying securities or other instruments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities or other instruments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

●

Non-Diversification Risk. The risk that, because a relatively higher percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

●

New/Smaller Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate.

●

Operational Risk. The risk of loss resulting from inadequate or failed internal processes, people and systems, or from external events. Operational risk includes but is not limited to multiple risks such as: systems and process risk that arises from systems vulnerability, insufficiency or controls failure, valuation risk when an asset is overvalued and is worth less than expected when it matures or is sold, service providers risk when service providers do not deliver the desired level of service, execution risk when an order may not be executed as desired, resulting in a loss for the Fund or having regulatory consequences, and risk surrounding the human being (insufficient or inappropriate skills/competencies, loss of key personal, availability, health, safety, fraud/collusion risk, etc.)

●

Cybersecurity Risk. With the increased reliance on technology to conduct business, the Fund and its third-party service providers (including any advisors, custodians, distributors, administrators, transfer agents, accountants) may face the risk of cyber-attacks in relation to, but not limited to, the confidentiality, integrity, or availability of information, data, or information systems. Issuers of securities in which a Fund invests, may face similar risks, which could result in material adverse impacts for the Fund. Cyber-attacks can result from deliberate or unintentional events. Cyber security failures and breaches may cause disruptions and impact the Fund’s operations, potentially resulting in financial losses. Such impacts may consist in the inability of a Fund to conduct operations including the calculation and publication of its Net Asset Value, the disclosure of confidential information, erroneous trades or orders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement and other costs. Cyber-attacks may render records of a Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber security events.

Summary Prospectus September 17, 2025	8 of 9	The 2023 ETF Series Trust

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. When available, updated performance information will be available on the Fund’s website at www.pictet.com/etf. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Investment Advisers

Pictet Asset Management S.A. serves as the investment adviser to the Fund. Tidal Investments, LLC (“Tidal”) serves as the sub-adviser to the Fund.

Portfolio Manager

Gertjan Van Der Geer, Senior Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in 2025.

Yuko Takano, Senior Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in 2025.

John Gladwyn, Senior Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in 2025.

Yves Kramer, Senior Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in 2025.

Peter Lingen, Senior Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in 2025.

Purchase and Sale of Fund Shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of Fund shares known as “Creation Units.” Creation Unit transactions are generally conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund, cash or a combination of securities and cash.

Individual Fund shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.pictet.com/etf.

U.S. Tax Information

The Fund intends to elect to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code and to distribute net investment income and net realized capital gains, if any, to shareholders.

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income (if applicable), or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Pictet or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus September 17, 2025	9 of 9	The 2023 ETF Series Trust

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK